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                   [LOGO OF GREEN TREE FINANCIAL CORPORATION]

                            FORM OF MONTHLY STATEMENT
                  GreenTree Floorplan Receivables Master Trust
                                  Series 1996-1


         Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree
Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank
Minnesota as trustee (the "Trustee"), as supplemented by the Series 1996-1
Supplement dated as of June 1, 1996 (the Supplement") among the Servicer, the
Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1
Certificateholders and the performance of the Green Tree Floorplan Receivables
Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of May 1998 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1
Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


A)       Information regarding distribution in respect of the Class A
         Certificates per $1,000 original certificate principal amount


         (1) The total amount of the distribution in respect of Class A
         Certificates, per $1,000 original certificate principal amount     7.29

         (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000
         original certificate principal amount                              7.29

         (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000
         original certificate principal amount                              0.00

B)       Class A Investor Charge Offs and Reimbursement of Charge Offs

         (1) The amount of Class A Investor Charge Offs                     0.00

         (2) The amount of Class A Investor Charge Offs set forth in paragraph 1 above, per $1,000 original certificate principal
         amount                                                             0.00

         (3) The total amount reimbursed in respect of Class A Investor
         Charge Offs                                                        0.00

         (4) The amount set forth in paragraph 3 above, per $1,000 original
         certificate principal amount                                       0.00

         (5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date  0.00

 C)      Information regarding distributions in respect of the Class B
         Certificates, per $1,000 original certificate principal amount

         (1) The total amount of the distribution in respect of Class B
         Certificates, per $1,000 original certificate principal amount     7.43

         (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
         original certificate principal amount                              7.43

         (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000
         original certificate principal amount                              0.00

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 D)      Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested
         Amount

         (1) The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B
         Invested Amount                                                    0.00

         (2) The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original certificate
         principal amount                                                   0.00

         (3) The total amount reimbursed in respect of such reductions
         in the Class B Invested Amount                                     0.00

         (4) The amount set forth in paragraph 3 above, per $1,000 original
         certificate principal amount                                       0.00

         (5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
         Invested Amount after giving effect to all transactions on
         such Distribution Date                                             0.00


                  Green Tree Financial Corporation, as Servicer

                  By: _________________________________

                      Name:   Phyllis A. Knight
                      Title:  Senior Vice President and Treasurer


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
RECEIVABLES  ---

Beginning of the Month Principal Receivables:                                 1,576,469,193.45
Removed Principal Receivables:                                                   11,092,374.15
Additional Principal Receivables:                                                          .00
End of the Month Principal Receivables:                                       1,577,889,657.13
End of the Month Total Receivables:                                           1,577,889,657.13

Excess Funding Account Balance                                                               0
Aggregate Invested Amount (all Master Trust Series)                           1,481,000,000.00

End of the Month Transferor Amount                                                1,309,021.09

DELINQUENCIES AND LOSSES ---
                                                                                   RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                          1,428,186.42
   61-90 Days Delinquent                                                            385,296.58
   90+ Days Delinquent                                                              715,078.83

   Total 30+ Days Delinquent                                                      2,528,561.83


Defaulted Accounts During the Month                                                  43,360.74


INVESTED AMOUNTS ---

Class A Initial Invested Amount                              24,920,000.00
Class B Initial Invested Amount                               1,120,000.00
Class C Initial Invested Amount                                 420,000.00
Class D Initial Invested Amount                               1,540,000.00
INITIAL INVESTED AMOUNT                                                          28,000,000.00

Class A Invested Amount                                      24,920,000.00
Class B Invested Amount                                       1,120,000.00
Class C Invested Amount                                         420,000.00
Class D Invested Amount                                       1,540,000.00
INVESTED AMOUNT                                                                  28,000,000.00

Class A Adjusted Invested Amount                             24,920,000.00
Class B Adjusted Invested Amount                              1,120,000.00
Class C Invested Amount                                         420,000.00
Class D Invested Amount                                       2,062,788.77

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
ADJUSTED INVESTED AMOUNT                                                         28,522,788.77

MONTHLY SERVICING FEE                                                                47,537.98

INVESTOR DEFAULT AMOUNT                                                                 788.40


SERIES 1996-1 INFORMATION

SERIES 1996-1 ALLOCATION PERCENTAGE                                                       1.89%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                                              248,518.82
SERIES 1996-1 UNREIMBURSED CHARGE-OFFS                                                       0
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                                                819.78
SERIES 1996-1 MONTHLY FEES                                                           47,537.98
SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS                                     7,317,727.45
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                                          1,140,911.55
FLOATING ALLOCATION PERCENTAGE                                                            1.81%

INVESTOR FINANCE CHARGE COLLECTIONS                                                 292,888.68
INVESTOR DEFAULT AMOUNT                                                                 788.40
PRINCIPAL ALLOCATION PERCENTAGE                                                           1.81%
AVAILABLE PRINCIPAL COLLECTIONS                                                  11,018,622.53

CLASS A FLOATING ALLOCATION                                                               1.58%
CLASS A REQUIRED AMOUNT                                                                    .00

CLASS B FLOATING ALLOCATION                                                               0.07%
CLASS B REQUIRED AMOUNT                                                                    .00

CLASS C FLOATING ALLOCATION                                                               0.03%
CLASS D FLOATING ALLOCATION                                                               0.13%

TOTAL EXCESS SPREAD                                                                 101,537.46

YIELD AND BASE RATE---

Base Rate (Current Month)                                            7.40%
Base Rate (Prior Month)                                              7.39%
Base Rate (Two Months Ago)                                           7.38%
THREE MONTH AVERAGE BASE RATE                                                            7.39%

Series Adjusted Portfolio Yield (Current Month)                      8.44%
Series Adjusted Portfolio Yield (Prior Month)                       10.21%
Series Adjusted Portfolio Yield (Two Months Ago)                     9.04%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                            9.23%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                             1.58%
   Class A Principal Collections                              9,630,160.28

CLASS B PRINCIPAL PERCENTAGE                                                             0.07%
   Class B Principal Collections                                432,816.19

CLASS C PRINCIPAL PERCENTAGE                                                             0.03%
   Class C Principal Collections                                162,306.07

CLASS D PRINCIPAL PERCENTAGE                                                             0.13%
   Class D Principal Collections                                793,339.98

AVAILABLE PRINCIPAL COLLECTIONS                              11,018,622.53

REALLOCATED PRINCIPAL COLLECTIONS                                                          .00

SERIES 1996-1 PRINCIPAL SHORTFALL                                                            0

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                            0
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                           0

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
Deficit Controlled Accumulation Amount                                   0
CONTROLLED DEPOSIT AMOUNT                                                                    0

PRINCIPAL FUNDING ACCOUNT BALANCE                                                            0

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                  11,019,400.93
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                 0
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                           0
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                                 0
THAN BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                               .00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                      0
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                                       0
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                                       0
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                                       0


                  Green Tree Financial Corporation, as Servicer

                  By:  ___________________________________

                       Name:   Phyllis A. Knight
                       Title:  Senior Vice President and Treasurer

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